ACQUISITION AGREEMENT

This Acquisition Agreement  is entered into on the 1st day of March, 2004 by and between Golden Patriot, Corp., a Nevada corporation (Golden Patriot), 789 West Pender Street, Suite 1205, Vancouver, British Columbia, Canada V6C 1H2, and Scoonover Exploration LLC, a Nevada LLC ("Scoonover")  at PO Box 2021, Elko, Nevada 89803.

Scoonover represents and warrants to Golden Patriot as follows:

a.

Each of the mining claims and royalties to be assigned by Scoonover to Golden

Patriot is in substantial compliance with all, and Scoonover has received no notice of any violation of any, laws or regulations applicable to the its operation.

b.

Scoonover has good and marketable title to the claims and royalties to be assigned to Golden Patriot; such ownership is free and clear of all liens, claims, encumbrances, and charges; no other person has any ownership or similar right in, or contractual or other right to acquire any such right in, any of those claims or royalties; and such ownership will be conveyed to Golden Patriot by Scoonover.  Scoonover does not know of any potential action by any party, governmental or other, and no proceedings with respect thereto have been instituted of which Scoonover has notice, that would materially affect Golden Patriot's ability to use, claim, benefit from, develop, or otherwise exploit, each such claim or royalty.

c.   The claims and royalties to be assigned by Scoonover to Golden Patriot are in conformity in all material respects with all applicable laws, ordinances, orders, regulations, and other requirements relating thereto currently in effect.

WHEREAS, Scoonover owns unpatented mining claims and the net smelter royalties ("NSR") throughout five properties listed in Exhibit "A" attached hereto.

WHEREAS, Golden Patriot wishes to acquire 100% ownership from Scoonover of the unpatented mining claims and NSR throughout the five properties listed in Exhibit "A" attached hereto.

WHEREAS, the two parties have entered into a letter of intent in regards to this acquisition on February 4, 2004, which is fully incorporated in full as Exhibit "B" attached hereto.

NOW, THEREFORE, it is hereby agreed amongst the parties as follows:

1.

No later than  March 8, 2004, Scoonover shall sell and convey to Golden Patriot, and Golden Patriot agrees to purchase from Scoonover unpatented lode mining claims and the NSR located in the Dun Glen Property, the SMH Property, the Debut Property, the Roxy Property,  and the Gold View Property, more particularly described in Exhibit  "A" attached hereto.

2.

No later than March 8, 2004, Scoonover shall assign the leased unpatented and patented mining claims at the Dun Glen Property to Golden Patriot;

3.

In consideration for the sale and conveyance, Golden Patriot shall pay US$10,000 and issue Scoonover 1,000,000 shares of Golden Patriot's $0.001 par value common stock in a transaction which shall be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, which will cause those shares to be "restricted securities" and, as a result, Scoonover acknowledges and agrees that the disposition of those shares by Scoonover shall be subject to the provisions of Rule 144;

4.

Both parties acknowledge this to be a related party transaction in that E. L. Hunsaker III is a director and principal shareholder of Scoonover and also a director of and consultant to Golden Patriot;

5.

In the event any part of this Agreement, for any reason, is determined by a court of competent jurisdiction to be invalid, such determination shall not affect the validity of any remaining portion this Agreement, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion or subject matter thereof eliminated.  It is hereby declared the intention of the parties that they would have executed the remaining portion this Agreement without including any such part, parts, portion or subject matter which, for any reasons, may be hereafter determined to be invalid.

6.

This Agreement shall be deemed to have been entered into in the City of  Vancouver, Province of British Columbia, and all questions concerning the validity, interpretation, or performance of any of the terms, conditions and provisions of this Agreement and formal acquisition Agreement, or of any of the rights or obligations of the parties shall be governed by, and resolved in accordance with, the laws of the Province of British Columbia, without regard to conflicts of law principles.  Any and all actions or proceedings, at law or in equity, to enforce or interpret the provisions of this Agreement, and formal acquisition Agreement, shall be litigated in courts having situs within the City of Vancouver, Province of British Columbia.  No claim, demand, action, proceeding, litigation, hearing, motion or lawsuit resulting from or with respect to this Agreement, and formal acquisition Agreement, shall be commenced or prosecuted in any jurisdiction other than the Province of British Columbia, and any judgment, determination, finding or conclusion reached or rendered in any other jurisdiction shall be null and void.  Each party hereby consents expressly to the jurisdiction of any court located within the Province of British Columbia and consents that any service of process in such action or proceeding may be made by personal service upon such party wherever such party may be then located, or by certified or registered mail directed to such party at such party's last known address.

7.    The provisions of this Agreement and the relationship contemplated by the provisions of this Agreement are subject to any and all present and future orders, rules and regulations of any duly constituted authority having jurisdiction of that relationship.

8.

This Agreement may be prepared in multiple copies and forwarded to each of the parties for execution.  All of the signatures of the parties may be affixed to one copy or to separate copies of this Agreement and when all such copies are received and signed by all the parties, those copies shall constitute one agreement which is not otherwise separable or divisible.

9.

By executing this Agreement, each party, for itself represents such party has read or caused to be read this Agreement in all particulars, and consents to the rights, conditions, duties and responsibilities imposed upon such party as specified in this Agreement.  Each party represents, warrants and covenants that such party executes and delivers this Agreement of its own free will and with no threat, undue influence, menace, coercion or duress, whether economic or physical.  Moreover, each party represents, warrants, and covenants that such party executes this Agreement acting on such party's own independent judgment and upon the advice of such party's counsel.

IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the day and year first above written.

Golden Patriot, Corp., a Nevada

Scoonover Exploration LLC

corporation

By: __/s/ Conrad Clemiss________

By: _/s/ E. L. Hunsaker III_______

Name:   Conrad Clemiss

Name: _E.L. Hunsaker III_________

 Title: President, CEO & Director                                 Title_Managing Member________

EXHIBIT A

Property Description

Those certain unpatented lode mining claims located in:

Sections 1, 2, 11, 12, and 14; Township 33 North, Range 36 East, Pershing County, Nevada, more particularly described as follows:

Dun Glen Property

CLAIM NAME

BLM SERIAL NUMBER

Miles Painter-Lessor

Black Hole #1

NMC123920

Black Hole #2

NMC123921

Monroe #1

NMC123922

Monroe #2

NMC123923

Monroe #8

NMC123924

M.M. 1

NMC463692

M.M. 2

NMC463693

M.M. 3

NMC463699

Gene Heckman-Lessor

Nevada 1

NMC123909

Nevada 2

NMC123910

Nevada 3

NMC123911

Nevada 4

NMC123912

Nevada 5

NMC123913

Scoonover Exploration LLC-Lessor

Gus 106

NMC810314

Gus 107

NMC810315

Gus 108

NMC810316

Gus 109

NMC810317

Gus 1

NMC854938

Gus 2

NMC854939

Gus 3

NMC854940

Gus 4

NMC854941

Gus 5

NMC854942

Gus 6

NMC854943

Gus 7

NMC854944

Gus 8

NMC854945

Gus 9

NMC854946

Ned Marbourg et al-Lessor

Those certain patented mining claims located in:

Township 33 North, Range 36 East, Pershing County, Nevada, more particularly described as follows:

Lang Syne Patent

Patent # 2502

Mineral Survey 37A

Parcel 088-0101-36 Lot #3713

SMH Property

Those certain unpatented lode mining claims located in:

Sections  23, 26, and 35; Township 26 North, Range 52 East, Eureka County, Nevada, more particularly described as follows:

CLAIM NAME

BLM SERIAL NUMBER

SMH 31

NMC856514

SMH 32

NMC856515

SMH 33

NMC856516

SMH 34

NMC856517

SMH 35

NMC856518

SMH 36

NMC856519

SMH 37

NMC856520

SMH 38

NMC856521

SMH 39

NMC856522

SMH 40

NMC856523

SMH 41

NMC856524

SMH 42

NMC856525

SMH 43

NMC856526

SMH 44

NMC856527

SMH 45

NMC856528

SMH 46

NMC856529

SMH 47

NMC856530

SMH 48

NMC856531

SMH 49

NMC856532

SMH 50

NMC856533

Debut Property

Those certain unpatented lode mining claims located in:

Sections 19 and 30 ; Township 29 North, Range 62 East, Elko County, Nevada, more particularly described as follows:

CLAIM NAME

BLM SERIAL NUMBER

Debut 1

NMC853626

Debut 2

NMC853627

Debut 3

NMC853628

Debut 4

NMC853629

Debut 5

NMC853630

Debut 6

NMC853631

Debut 7

NMC853632

Debut 8

NMC853633

Debut 9

NMC853634

Debut 10

NMC853635

Debut 1

1

NMC853636

Debut 1

2

NMC853637

Debut 1

3

NMC853638

Debut 1

4

NMC853639

Debut 1

5

NMC853640

Debut 1

6

NMC853641

Roxy Property

Those certain unpatented lode mining claims located in:

Sections 5, 6, 7, and 8 ; Township 27 North, Range 38 East, Pershing County, Nevada, more particularly described as follows:

CLAIM NAME

BLM SERIAL NUMBER

Roxy 1

NMC860160

Roxy 2

NMC860161

Roxy 3

NMC860162

Roxy 4

NMC860163

Roxy 5

NMC860164

Roxy 6

NMC860165

Roxy 7

NMC860166

Roxy 8

NMC860167

Gold View Property

Those certain unpatented lode mining claims located in:

Sections 25 and 36, Township 24 North, Range 49 East; and Sections 21, 22, 28, 29, 30, and 31 Township 24 North, Range 50 East, Eureka County, Nevada more particularly described as follows:

CLAIM NAME

BLM SERIAL NUMBER

Gold View 1

Not Yet Issued

Gold View 2

Not Yet Issued

Gold View 3

Not Yet Issued

Gold View 4

Not Yet Issued

Gold View 5

Not Yet Issued

Gold View 6

Not Yet Issued

Gold View 7

Not Yet Issued

Gold View 8

Not Yet Issued

GV 9

Not Yet Issued

GV 10

Not Yet Issued

GV 11

Not Yet Issued

GV 12

Not Yet Issued

GV 13

Not Yet Issued

GV 14

Not Yet Issued

GV 15

Not Yet Issued

GV 16

Not Yet Issued

GV 17

Not Yet Issued

GV 18

Not Yet Issued

GV 19

Not Yet Issued

GV 20

Not Yet Issued

GV 21

Not Yet Issued

GV 22

Not Yet Issued

GV 23

Not Yet Issued

GV 24

Not Yet Issued

GV 25

Not Yet Issued

GV 26

Not Yet Issued

GV 27

Not Yet Issued

GV 28

Not Yet Issued

GV 29

Not Yet Issued

GV 30

Not Yet Issued

GV 31

Not Yet Issued

GV 32

Not Yet Issued

GV 33

Not Yet Issued

GV 34

Not Yet Issued

GV 35

Not Yet Issued

GV 36

Not Yet Issued

GV 37

Not Yet Issued

GV 38

Not Yet Issued

GV 39

Not Yet Issued

GV 40

Not Yet Issued

GV 41

Not Yet Issued

GV 42

Not Yet Issued

GV 43

Not Yet Issued

GV 44

Not Yet Issued

GV 45

Not Yet Issued

GV 46

Not Yet Issued

GV 47

Not Yet Issued

GV 48

Not Yet Issued

GV 49

Not Yet Issued

GV 57

Not Yet Issued

GV 58

Not Yet Issued

GV 59

Not Yet Issued

GV 60

Not Yet Issued

GV 61

Not Yet Issued

GV 62

Not Yet Issued

GV 63

Not Yet Issued

GV 64

Not Yet Issued

GV 65

Not Yet Issued

GV 66

Not Yet Issued

GV 67

Not Yet Issued

GV 68

Not Yet Issued

GV 69

Not Yet Issued

GV 70

Not Yet Issued

GV 71

Not Yet Issued

GV 72

Not Yet Issued

GV 73

Not Yet Issued

GV 74

Not Yet Issued

GV 75

Not Yet Issued

GV 76

Not Yet Issued

GV 77

Not Yet Issued

GV 78

Not Yet Issued

GV 79

Not Yet Issued

GV 80

Not Yet Issued

GV 81

Not Yet Issued

GV 82

Not Yet Issued

GV 83

Not Yet Issued

January 25, 2004

Attn: Mr. E. L. Hunsaker III

Scoonover Exploration LLC

PO Box 2021

Elko, Nevada 89803

Dear Mr. Hunsaker:

This Letter of Intent ("LOI") sets out the terms under which Golden Patriot, Corp. ("GPTC") will acquire 100% ownership of the unpatented mining claims and the net smelter royalties ("NSR") owned by Scoonover Exploration LLC ("Scoonover") throughout the five properties listed in Exhibit "A" in exchange for 1,000,000 common shares of  GPTC and US$10,000.

The following terms of this Letter of Intent are agreed by GPTC and Scoonover:

1.

Scoonover shall sell 100% ownership of the unpatented mining claims and the NSR it owns on the five properties listed in Exhibit "A" to GPTC;

2.

Scoonover shall assign the agreement for the leased unpatented and patented claims at Dun Glen to GPTC;

3.

In consideration for the acquisition, GPTC shall pay Scoonover US$10,000 and issue Scoonover 1,000,000 shares of GPTC's $0.001 par value common stock in a transaction which shall be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, which will cause those shares to be "restricted securities" and, as a result, Scoonover acknowledges and agrees that the disposition of those shares by Scoonover shall be subject to the provisions of Rule 144;

4.

Payment for the acquisition is due upon closing;

5.

Closing of this transaction is dependent on both parties entering into a formal acquisition agreement, GPTC receiving approval of the transaction from its board of directors and Scoonover obtaining any necessary ratifications from its shareholders;

6.

This LOI will terminate thirty (30) days from the date of execution if all  formal documentation has not been obtained unless mutually extended by both parties;

7.

Both parties acknowledge this to be a related party transaction in that E. L. Hunsaker III is a director and principal shareholder of Scoonover as well as being a director of and consultant to GPTC;

      8.

In the event any part of this LOI, for any reason, is determined by a court of competent jurisdiction to be invalid, such determination shall not affect the validity of any remaining portion this LOI, which remaining portion shall remain in full force and effect as if this LOI had been executed with the invalid portion or subject matter thereof eliminated.  It is hereby declared the intention of the parties that they would have executed the remaining portion this LOI without including any such part, parts, portion or subject matter which, for any reasons, may be hereafter determined to be invalid.

9.

This LOI shall be deemed to have been entered into in the City of Vancouver, Province of British Columbia, and all questions concerning the validity, interpretation, or performance of any of the terms, conditions and provisions of this LOI and formal acquisition agreement, or of any of the rights or obligations of the parties shall be governed by, and resolved in accordance with, the laws of the Province of British Columbia, without regard to conflicts of law principles.  Any and all actions or proceedings, at law or in equity, to enforce or interpret the provisions of this LOI, and formal acquisition agreement, shall be litigated in courts having situs within the City of Vancouver, Province of British Columbia.  No claim, demand, action, proceeding, litigation, hearing, motion or lawsuit resulting from or with respect to this LOI, and formal acquisition agreement, shall be commenced or prosecuted in any jurisdiction other than the Province of British Columbia, and any judgment, determination, finding or conclusion reached or rendered in any other jurisdiction shall be null and void.  Each party hereby consents expressly to the jurisdiction of any court located within the Province of British Columbia and consents that any service of process in such action or proceeding may be made by personal service upon such party wherever such party may be then located, or by certified or registered mail directed to such party at such party's last known address.

Sincerely,

GOLDEN PATRIOT, CORP.

/s/ Conrad Clemiss

Conrad Clemiss

President, Director

The foregoing consideration, terms and conditions are agreed this 4th day of February, 2004:

Scoonover Exploration LLC

Per:

/s/ E.L. Hunsaker III

Authorized Signatory

Exhibit "A"

Scoonover Exploration LLC  (a Nevada Corporation since 1999)

P.O. Box 2021

Elko, Nevada 89803

Details for Sale to Golden Patriot Corporation

Assets

Property

Description

NSR

Lessor/Quit Claimant

Dun Glen

Unpatented Mining Claims and Leases

2.5%

Golden Patriot, Corp.

Debut

Unpatented Mining Claims

2.5%

Golden Patriot, Corp

SMH

Unpatented Mining Claims

2.5%

McNab Creek Gold Corporation

Roxy

Unpatented Mining Claims

2.5%

McNab Creek Gold Corporation

Gold View

Unpatented Mining Claims (76 GV claims)

2.5%

Golden Patriot, Corp.